UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2005
(April 25, 2005)

STORAGE TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-7534	84-0593263
(State or jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StorageTek Drive, Louisville, Colorado 80028-4309
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (303) 673-5151

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On April 25, 2005, StorageTek announced its results of operations and financial condition for the fiscal quarter ended April 1, 2005 in a Press Release, dated April 25, 2005, a copy of which is furnished as Exhibit 99.1.

On April 25, 2005, StorageTek conducted its First Quarter 2005 Financial Results Conference Call (the “Conference Call”) for the fiscal quarter ended April 1, 2005. A copy of the script of the prepared remarks of StorageTek’s Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for the Conference Call is furnished as Exhibit 99.2. A copy of the script of the prepared remarks of StorageTek’s Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for the Conference Call is furnished as Exhibit 99.3.

Item 7.01    Regulation FD Disclosure

The information furnished under Item 2.02 of this Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

Item 9.01    Financial Statements and Exhibits

    (c) Exhibits

99.1	Press Release, dated April 25, 2005 relating to StorageTek’s results of operations and financial condition for the fiscal quarter ended April 1, 2005.

99.2	Script of prepared remarks of StorageTek’s Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for the Conference Call.

99.3	Script of prepared remarks of StorageTek’s Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for the Conference Call.

Certain statements, projections and forecasts contained herein and in the exhibits furnished herewith regarding StorageTek’s future performance and financial results, future products, and business plans constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” and “believes.” There are a number of risks and uncertainties that could cause StorageTek’s actual results to differ materially.

Some of these risks and uncertainties include, but are not limited to, StorageTek’s ability to develop, manufacture and market new products and services successfully; the effect of product mix and distribution channel mix on our gross margins; our ability to execute our Information Lifecycle Management strategy; competitive pricing pressures; rapid technological changes in the markets in which we compete; our ability to attract and retain highly skilled employees; changes in our management; our ability to protect and develop intellectual property rights; our reliance on certain sole source suppliers; our ability to obtain quality parts and components in a timely manner; general economic conditions in the United States and globally; and other risks described in StorageTek’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that are filed with the Securities and Exchange Commission and which are available on the SEC’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2005	Storage Technology Corporation By: /s/ Thomas G. Arnold —————————————— Vice President, Corporate Controller

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